Exhibit 10.29
                             BUSINESS LOAN AGREEMENT

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Principal   Loan Date  Maturity  Loan No Call / Coll  Account   Officer Initials
$1,750,000.00 10-17-2001 11-01-2003   26     599 / 990  0010028727   610
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References  in the shaded  area are for  Lender's  use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.
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Borrower: MacTarnahan Limited Partnership   Lender: Washington Mutual Bank
          11416 SW Lynnridge Avenue                 dba Western Bank
          Portland, OR  97225                       Beaverton Business Banking
                                                       Center
                                                    12655 SW Center Street,
                                                    Suite 500
                                                    Beaverton, OR  97005


THIS BUSINESS LOAN AGREEMENT dated October 17, 2001, is made and executed between MacTarnahan Limited Partnership ("Borrower") and Washington Mutual Bank dba Western Bank ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement ("Loan"). Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement, and (B) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of October 17, 2001, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

     Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) guaranties; (3) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

     Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

     Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

     Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

     No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

     Organization. Borrower is a partnership which is, and at all times shall be, duly organized and validly existing, under and by virtue of the laws of the State of Oregon. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, in both cases and has obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 11416 SW Lynnridge Avenue, Portland, OR 97225. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's principal office address or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

     Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

     Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of Borrower's articles or agreements of partnership, or any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

     Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

     Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower.

     Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

     Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

     Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

     Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     Financial Records. Maintain its books and records sufficient to prepare financial statements and permit Lender to examine and audit Borrower's books and records at all reasonable times.

     Financial Statements. Furnish Lender with the following:

  Loan No: 26                                                          Page 2
                            BUSINESS LOAN AGREEMENT
                                  (Continued)

     Annual Statements. As soon as available, but in no event later than one-hundred-twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, compiled by a certified public accountant satisfactory to Lender.

     Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by Borrower.

     Additional Requirements. Tax Returns to include all supplemental schedules, together with K-1's.

     All financial reports required to be provided under this Agreement shall be prepared in accordance with sound accounting practices, applied on a consistent basis, and certified by Borrower as being true and correct.

     Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

     Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

     Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy;
     (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy.

     Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender's forms, and in the amounts and under the conditions set forth in those guaranties.

           Names of Guarantors                                    Amounts
           -------------------                                    -------

           Harmer Mill & Logging Supply Co.                 $1,750,000.00
           Robert M. MacTarnahan                            $1,750,000.00
           MacTarnahan Family Trust                         $1,750,000.00

     Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

     Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

     Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. See Addendum.

     Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, and in the Related Documents. Borrower shall notify Lender immediately in writing of any default in connection with any such agreement.

     Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

     Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so.

     Inspection. Permit employees or agents of Lender at any reasonable time to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

     Compliance Certificates. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

     Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower has with Lender; or (B) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt.

RIGHT OF SETOFF. See Addendum.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

     Payment Default. Borrower fails to make any payment when due under the Loan.

     Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     Default in Favor of Third Parties. Borrower or any Grantor defaults and the amount is accelerated under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      Loan No: 26                                                  Page 3

                            BUSINESS LOAN AGREEMENT
                                  (Continued)

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     See Addendum.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

GUARANTOR'S FINANCIAL STATEMENTS. Borrower agrees to furish Lender with the following Guarantor information:

Corporate Annual Statements. As soon as available, but in no event later than one-hundred-twenty (120) days after the end of each fiscal year, Guarantor's balance sheet and income statement for the year ended, compiled by a certified public accountant satisfactory to Lender.

Individual Annual Statements. As soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Guarantor's balance sheet and income statement for the year ended, prepared by Guarantor.

Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by Guarantor.

Additional Requirements. Tax returns to include all supplemental schedules together with K-1's.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Subject to securities laws, Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

     Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of Oregon. This Agreement has been accepted by Lender in the State of Oregon.

     No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

     Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

     Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

     Survival of Representations and Warranties. Borrower understands and agrees that in making Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

   Loan No: 26                                                      Page 4

                            BUSINESS LOAN AGREEMENT
                                  (Continued)

     Time is of the Essence. Time is of the essence in the performance of this Agreement.

     See Addendum.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

     Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

     Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all addendum exhibits and schedules attached to this Business Loan Agreement from time to time.

     Borrower. The word "Borrower" means MacTarnahan Limited Partnership, and all other persons and entities signing the Note in whatever capacity.

     Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
     Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto or intended to protect human health or the environment.

     Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

     Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

     Guarantor.   The  word  "Guarantor"   means  any  guarantor,   surety,   or
     accommodation party of any or all of the Loan.

     Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws.
     The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

     Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

     Lender. The word "Lender" means Washington Mutual Bank dba Western Bank, its successors and assigns.

     Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

     Note. The word "Note" means the Note executed by Borrower in the principal amount of $1,750,000.00 dated October 17, 2001, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

     Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets. See Addendum.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY US (LENDER) AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY US TO BE ENFORCEABLE.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED OCTOBER 17, 2001.

BORROWER:


MACTARNAHAN LIMITED PARTNERSHIP


HARMER MILL & LOGGING SUPPLY CO., Partner of MacTarnahan Limited Parnership


By:
    Robert M. MacTarnahan, President of Harmer Mill &
    Logging Supply Co.



LENDER:


WASHINGTON MUTUAL BANK DBA WESTERN BANK


By:
    Authorized Signer

                       ADDENDUM TO BUSINESS LOAN AGREEMENT



         This ADDENDUM TO BUSINESS LOAN AGREEMENT is attached to and by this reference is made a part of the Business Loan Agreement dated October 17, 2001, and executed in connection with a loan or other financial accommodations between Washington Mutual Bank doing business as Western Bank and MacTarnahan Limited Partnership. To the extent there is an inconsistency between this Addendum and the Business Loan Agreement, this Addendum will control.

AFFIRMATION COVENANTS:

         TAXES, CHARGES AND LIENS. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien or claim.

RIGHT OF SETOFF. Lender shall not have a security interest in, nor shall Lender set off against amounts due under this agreement, the sums in any account of Borrower maintained with Lender.

DEFAULT. Notwithstanding the foregoing, Borrower will not be in default as provided unless and until (a) Lender gives to Borrower written notice of the alleged default specifying that the default be cured within the time allowed by this Business Loan Agreement, and (b) Borrower fails to cure the alleged default within such time period. With respect to a failure to make a payment hereunder, the amount of time allowed to cure the default shall be ten days following such written notice from Lender. With respect to any other default, the amount of time allowed for cure shall be 30 days following written notice of default; provided, however, in the event a default reasonably requires more than 30 days for cure, Borrower shall not be deemed in default so long as Borrower commences cure within such 30-day period and thereafter diligently pursues cure to completion.

Addendum agreed to:

WASHINGTON MUTUAL Bank DBA WESTERN BANK initial _______

MACTARNAHAN LIMITED PARTNERSHIP initial _______

                        CORPORATE RESOLUTION TO GUARANTEE

--------------------------------------------------------------------------------
Principal     Loan Date  Maturity  Loan No Call / Coll Account Officer Initials
$1,750,000.00 10-17-2001 11-01-2003    26   599 / 990              610
--------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.
--------------------------------------------------------------------------------
Borrower:                         Lender:
MacTarnahan Limited Partnership   Washington Mutual Bank dba Western Bank
11416 SW Lynnridge Avenue         Beaverton Business Banking Center
Portland, OR  97225               12655 SW Center Street, Suite 500
                                  Beaverton, OR  97005

Corporation:  Harmer Mill & Logging Supply Co.
              11416 SW Lynnridge Avenue
              Portland, OR  97225

================================================================================

THE UNDERSIGNED, DOES HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is Harmer Mill & Logging Supply Co. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized and validly existing, under and by virtue of the laws of the State of Oregon. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 11416 SW Lynnridge Avenue, Portland, OR 97225. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on October 17, 2001, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person is an officer of Harmer Mill & Logging Supply Co.:

    NAMES                   TITLES      AUTHORIZED        ACTUAL SIGNATURES
    -----                   ------      ----------        -----------------

    Robert M. MacTarnahan   President         Y        X________________________

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the
Corporation:

         Guaranty. To guarantee or act as surety for loans or other financial accommodations to Borrower from Lender on such guarantee or surety terms as may be agreed upon between the officer of the Corporation and Lender and in such sum or sums of money as in his or her judgment should be guaranteed or assured, not exceeding, however, at any one time the amount of One Million Seven Hundred Fifty Thousand & 00/100 Dollars ($1,750,000.00), in addition to such sum or sums of money as the Corporation currently may have guaranteed to Lender (the "Guaranty").

         Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

         Further Acts. To do and perform such other acts and things and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:

         Assumed Business Name                     Filing Location
         Harmer Co.                                Salem, Oregon


NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a "Swap Transaction"), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an

  Loan No: 26                                                      Page 2

                       CORPORATE RESOLUTION TO GUARANTEE
                                  (Continued)

interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, as security for the payment of any indebtedness of the Corporation to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, We have hereunto set our hand.

The undersigned has read all the provisions of this Resolution, and on behalf of the Corporation certifies that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Guarantee is dated October 17, 2001.

               CERTIFIED TO AND ATTESTED BY:

               By:
               Authorized Signer for Harmer Mill & Logging Supply Co.

                            PARTNERSHIP AUTHORIZATION

--------------------------------------------------------------------------------
Principal     Loan Date  Maturity  Loan No  Call / Coll Account Officer Initials
$1,750,000.00 10-17-2001 11-01-2003   26     599 / 990             610
--------------------------------------------------------------------------------
applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.
--------------------------------------------------------------------------------
Partnership:                      Lender:
MacTarnahan Limited Partnership   Washington Mutual Bank dba Western Bank
11416 SW Lynnridge Avenue         Beaverton Business Banking Center
Portland, OR  97225               12655 SW Center Street, Suite 500
                                  Beaverton, OR  97005

================================================================================

IN CONSIDERATION OF the existing or proposed lending or banking relationship between MacTarnahan Limited Partnership ("the Partnership") and Washington Mutual Bank dba Western Bank ("Lender"), the persons signing below jointly and severally and on behalf of the Partnership represent and certify to Lender that:

THE PARTNERSHIP'S EXISTENCE. The complete and correct name of the Partnership is MacTarnahan Limited Partnership ("Partnership"). The Partnership is a limited partnership which is, and at all times shall be, formed under and by virtue of the laws of the State of Oregon. The Partnership is duly authorized to transact business in all other states in which the Partnership is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Partnership is doing business. Specifically, the Partnership is, and at all times shall be, duly qualified as a foreign limited partnership in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Partnership has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Partnership maintains an office at 11416 SW Lynnridge Avenue, Portland, OR 97225. Unless the Partnership has designated otherwise in writing, the principal office is the office at which the Partnership keeps its books and records. The Partnership will notify Lender prior to any change in the location of the Partnership's principal office address or any change in the Partnership's name. The Partnership shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Partnership and the Partnership's business activities.

AUTHORIZATIONS ADOPTED. At a meeting of the partners of the Partnership, duly called and held on October 17, 2001, or by other duly authorized action in lieu of a meeting, the agreements and authorizations set forth in this Authorization were adopted.

PARTNER.  The  following  named  entity  is a  partner  of  MacTarnahan  Limited
Partnership:

   NAMES                           TITLES    AUTHORIZED        ACTUAL SIGNATURES
   -----                           ------    ----------        -----------------
   Harmer Mill & Logging Supply
   Co.                             General       Y         X____________________
                                   Partner

ACTIONS AUTHORIZED. The authorized entity listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Partnership. Specifically, but without limitation, the authorized entity is authorized, empowered, and directed to do the following for and on behalf of the
Partnership:

         Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Partnership and Lender, such sum or sums of money as in its judgment should be borrowed; however, not exceeding at any one time the amount of One Million Seven Hundred Fifty Thousand & 00/100 Dollars ($1,750,000.00), in addition to such sum or sums of money as may be currently borrowed by the Partnership from Lender.

         Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Partnership's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Partnership's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

         Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Partnership or in which the Partnership now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Partnership, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Partnership to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

         Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

         Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Partnership or in which the Partnership may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Partnership's account with Lender, or to cause such other disposition of the proceeds derived therefrom as it may deem advisable.

         Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the partner may in its discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Authorization. The following persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives from the Partnership, at Lender's address shown above, written notice of revocation of their authority: Robert M. MacTarnahan, President of Harmer Mill & Logging Supply Co.; and Scott MacTarnahan.

ASSUMED BUSINESS NAMES. The Partnership has filed or recorded all documents or filings required by law relating to all assumed business names used by the Partnership. Excluding the name of the Partnership, the following is a complete list of all assumed business names under which the Partnership does business:
None.

  Loan No:26                                                     Page 2

                            PARTNERSIP AUTHORIZATION
                                  (Continued)
JOINT AND SEVERAL LIABILITY. Each partner agrees to be jointly and severally liable for all of the Partnership's present and future obligations to Lender; however, any limited partners listed above and identified as such will not be liable individually beyond its interest in the Partnership plus any liability created under applicable law or under any other agreements with Lender (such as a guaranty). We represent and warrant to Lender that the Partnership's agreements with Lender, including the borrowing of monies, do not conflict with, result in a violation of, or constitute a default under any agreement or other instrument with any limited partner of the Partnership; and we agree to indemnify and hold Lender harmless from all claims, costs and expenses relating in any way to any such conflict, violation or default.

NOTICES TO LENDER. The Partnership will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Partnership's name; (B) change in the Partnership's assumed business name(s); (C) change in the partners of the Partnership, including the addition of new partners or the departure of current partners from the Partnership; (D) change in the authorized signer(s); (E) change in the Partnership's principal office address; (F) change in the Partnership's state of organization; (G) conversion of the Partnership to a new or different type of business entity; or (H) change in any other aspect of the Partnership that directly or indirectly relates to any agreements between the Partnership and Lender. No change in the Partnership's name, state or organization, or principal office address will take effect until after Lender has received notice.

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a "Swap Transaction"), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Partnership or in which the Partnership now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Partnership, as security for the payment of any indebtedness of the Partnership to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

CERTIFICATION CONCERNING PARTNERS AND AUTHORIZATIONS. The partner named above is duly elected, appointed, or employed by or for the Partnership, as the case may be, and occupies the position set opposite its respective name. This Authorization now stands of record on the books of the Partnership, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Authorization and performed prior to the passage of this Authorization are hereby ratified and approved. This Authorization shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Partnership's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, We have hereunto set our hand.

The undersigned has read all the provisions of this Authorization, and on behalf of the Partnership certifies that all statements and representations made in this Authorization are true and correct. This Partnership Authorization is dated October 17, 2001.

                         CERTIFIED TO AND ATTESTED BY:

                         Harmer Mill & Logging Supply Co., General Partner

                         By:_______________________________
                               Authorized Signer



NOTE: If the partner signing this Authorization is designated by the foregoing document as one of the partners authorized to act on the Partnership's behalf, it is advisable to have this Authorization signed by at least one non-authorized partner of the Partnership.

================================================================================

                         RESOLUTION OF CORPORATE PARTNER

--------------------------------------------------------------------------------
Principal     Loan Date  Maturity  Loan No  Call / Coll Account Officer Initials
$1,750,000.00 10-17-200  11-01-2003   26     599 / 990            610
--------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.
--------------------------------------------------------------------------------
Borrower:                         Lender:
MacTarnahan Limited Partnership   Washington Mutual Bank dba Western Bank
11416 SW Lynnridge Avenue         Beaverton Business Banking Center
Portland, OR  97225               12655 SW Center Street, Suite 500
                                  Beaverton, OR  97005
Corporation:
Harmer Mill & Logging Supply Co.
11416 SW Lynnridge Avenue
Portland, OR  97225

================================================================================

THE UNDERSIGNED, DOES HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is Harmer Mill & Logging Supply Co. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized and validly existing, by virtue of the laws of the State of Oregon. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 11416 SW Lynnridge Avenue, Portland, OR 97225. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RELATIONSHIP TO BORROWER AND GRANTOR. The Corporation is a Partner in MacTarnahan Limited Partnership. MacTarnahan Limited Partnership has applied or will be applying to Washington Mutual Bank dba Western Bank ("Lender") for a loan or loans and other financial accommodations from Lender and has agreed to grant collateral for a loan or loans and other financial accommodations from Lender to MacTarnahan Limited Partnership, including those which may be described on any exhibit or schedule attached to this Resolution. The Corporation has considered the value to itself of MacTarnahan Limited Partnership obtaining the financial accommodations described above and granting the collateral.

AUTHORIZATION TO BE A PARTNER. The Corporation is authorized to be and become a Partner in the Partnership named MacTarnahan Limited Partnership, whose office is at 11416 SW Lynnridge Avenue, Portland, OR 97225.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on October 17, 2001, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person is an officer of Harmer Mill & Logging Supply Co.:


         NAMES                  TITLES     AUTHORIZED       ACTUAL SIGNATURES
         -----                  ------     ----------       -----------------

         Robert M. MacTarnahan  President        Y        X_____________________

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the
Corporation:

         Execute Documents. To execute and deliver to Lender the form of Partnership Authorization and other loan documents submitted by Lender, confirming the nature and existence of MacTarnahan Limited Partnership, including the Corporation's participation in MacTarnahan Limited Partnership as a Partner, and evidencing the terms of the loan from Lender to MacTarnahan Limited Partnership.

         Authorize Officers. To authorize other officers or employees of the Corporation, from time to time, to act in his or her stead or as his or her successors on behalf of the Corporation as Partner in MacTarnahan Limited Partnership.

         Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution. The following persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives from the Corporation, at Lender's address shown above, written notice of revocation of their authority: Robert M. MacTarnahan, President of Harmer Mill & Logging Supply Co.; and Scott MacTarnahan.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice

ADDITIONAL ACTIONS AUTHORIZED - INTEREST RATE SWAP PROVISIONS. To enter into any interest rate swaps, interest rate caps, interest rate floors, interest rate collars, Treasury locks, Treasury caps, Treasury floors, Treasury collars, barrier options, forward rate agreements, cross currency swaps, cross currency caps, cross currency floors, cross currency collars, foreign exchange forward contracts, options on any of the foregoing, and combinations of any of the foregoing, with the Lender (each a "Swap Transaction"), to take all steps necessary to effectuate and perform such Swap Transaction, including but not limited to the execution and delivery to Lender an of an ISDA Master Agreement, together with any and all exhibits and annexes thereto as may be requested by Lender, the execution and delivery of confirmations of such Swap Transactions, and the execution and delivery of all documents or

  Loan No: 26                                                    Page 2

                        RESOLUTION OF CORPORATE PARTNER
                                  (Continued)

agreements required pursuant to any of the foregoing; to mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, as security for the payment of any indebtedness of the Corporation to the Lender arising out of a Swap Transaction, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time the Swap Transaction is entered into, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

PARTICIPATION AUTHORIZED. The Corporation's participation in MacTarnahan Limited Partnership as a Partner and the execution, delivery, and performance of the documents described herein have been duly authorized by all necessary action by the Corporation and do not conflict with, result in a violation of, or constitute a default under (A) any provision of its articles of incorporation, bylaws, or any agreement or other instrument binding upon the Corporation or (B) any law, governmental regulation, court decree, or order applicable to the Corporation.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, We have hereunto set our hand.

The undersigned has read all the provisions of this Resolution, and on behalf of the Corporation certifies that all statements and representations made in this Resolution are true and correct. This Resolution of Corporate Partner is dated October 17, 2001.

                          CERTIFIED TO AND ATTESTED BY:

                          By:_________________________________________________
                          Authorized Signer for Harmer Mill & Logging Supply Co.


================================================================================